Lincoln National Convertible Securities Fund, Inc.
1996 Annual Report


Table of Contents                                              Page
Manager Profile     .....................................         2

Investment Policies & Objectives .......................         2

President's Letter  ....................................         3

Portfolio Manager's Discussion       .......................         4

Portfolio Performance    ..............................          6

Annual Performance of the Fund vs. Indices   ............         6

Total Fund Investments   ...............................         7

Common Stock Market Prices & Net Asset Value History            7

Dividend History  ......................................         8

Tax Information  ......................................          8

Shareholder Meeting Results   .........................         9

FINANCIAL STATEMENTS:

     Financial Highlights  .............................        10

     Statement of Net Assets  .........................        12

     Statements of Operations  .........................        19

     Statements of Changes in Net Assets     ............        20

     Portfolio of Investments by Industry Classification        21

     Notes to Financial Statements  ....................        23

Report of Independent Accountants  ....................         26

Directors & Officers of the Fund  ......................        27

Corporate Information  .................................        28

Manager Profile

Throughout it's history, your Fund has been managed by investment affiliates of Lincoln National Corporation. The Fund's investment advisor is Lincoln Investment Management Inc. (LIM), a wholly owned subsidiary of Lincoln National Investment Companies, Inc. (LNIC). LNIC was formed in 1995 and is wholly owned by Lincoln National Corporation. In February of 1988, shareholders approved a subadvisory contract between LIM and Lynch & Mayer, Inc. Under the contract, Lynch & Mayer may perform some or substantially all of the investment advisory services subject to the direction and supervision of LIM.

Lynch & Mayer is a New York-based investment manager of equities and convertible securities. Founded in 1976 by Eldon Mayer and Dennis Lynch, the firm currently has over $6 billion under management. Lynch & Mayer manages both large and mid-capitalization equity portfolios in addition to convertible portfolios. Since 1985, the firm has been a wholly owned subsidiary of Lincoln National Corporation. In 1995, it became a wholly owned subsidiary of LNIC.

In 1993, Robert Schwartz became the portfolio manager for the Fund at Lynch & Mayer. Mr. Schwartz previously managed convertible security portfolios for Salomon Brothers Asset Management and First Boston Asset Management. Mr. Schwartz also spent four years as a Senior Research Associate at Morgan Stanley, specializing in quantitative analysis. Mr. Schwartz received an MBA from New York University in 1987, and was awarded the Chartered Financial Analyst
(CFA) designation in 1991.



Investment Policies & Objectives

The Fund's primary investment objective is to provide a high level of total return through a combination of capital appreciation and current income. Nearly all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net short-term capital gains, if any, will be distributed annually in cash, provided the Fund does not have a capital loss carry forward. Net realized long-term gains will be retained to increase the size of the Fund's asset base.

The investment portfolio will contain primarily convertible securities, including direct placement convertible securities. The Fund also will invest in publicly traded fixed income securities and preferred and common stocks.

The Fund may borrow to purchase securities in an amount not exceeding 33 1/3 percent of net assets. The Fund also may invest in non-dollar denominated securities, however, as of December 31, 1996, has chosen not to do so.

President's Letter
January 29, 1997

Dear Shareholders:
This past year was a positive year for the domestic financial markets. The equity markets showed above average appreciation, while most bond indices realized moderate gains. The convertible securities market benefited from this positive environment and the convertible benchmarks turned in double-digit performance. Your Fund's performance exceeded the returns of the convertible benchmarks, and ranked first in its Lipper Analytical Service, Inc., category for 1996.

Fund's net asset value increased to $18.92, a 20.4 percent gain including dividends and before long-term capital gain taxes. Dividends totaled $3.33 for the year, including regular dividends of $ 0.96, and a dividend of $2.35, attributable to short term capital gains. The Fund's share price ended the year at $17.50, up slightly from $16.75. The share price closed the year at a 7.5 percent discount to net asset value, slightly less than the 10.5 percent discount at year-end 1995.

The performance of your Fund is notable this year in light of the underperformance for the year of smaller capitalization equities as compared to large capitalization equities. The Russell Index of 2000 smaller stocks return of 16.5 percent lagged the S&P 500 index of larger stocks by 6.4 percent. The Fund's holdings consist primarily of convertibles that convert into small and mid-sized companies. The performance of the equity and convertible markets is also notable in that interest rates actually increased during the year. The 30 year treasury yield increased 0.69 percent during 1996. Although increasing interest rates are not typically a positive for the convertible and equity markets, a moderate increase is not necessarily a significant negative. Offsetting some of the increase in interest rates this year was a tightening of credit spreads in the corporate bond market. Convertibles also performed well when compared to their underlying equities. For example, the First Boston Convertible Securities Index achieved 92 percent of the total return of the underlying equities -- a high percentage in the market.

Two distinct periods for the Fund were evident in 1996. The Fund experienced excellent first half performance led by strong performance in small and medium size growth companies. However a June correction in smaller growth stocks began a period of outperformance by larger company equities that lasted until December. In the second half of the year, small stocks, as measured by the Russell 2000, lagged larger stocks as measured by the S&P 500 by over 6 percent. Semiconductor and energy equities were the leading industries for the year, although much of the return for these sectors came in the fourth quarter of 1996. Due to greater perceived risk in many of the technology convertibles at mid-year, the Fund was underweighted in this sector through most of the second half of 1996. This was a primary reason for a lackluster fourth quarter performance for the Fund. For 1997, we are optimistic. We view the prospects for small and medium sized growth companies to be quite attractive. Relative valuations and expected growth rates point to a potential for this sector to reverse the annual underperformance that began in 1994. Interest rates should continue to be stable in 1997. The Federal Reserve continues to do an excellent job of balancing the risk of inflation with a continuation of stable economic growth. We expect interest rates will continue to move in a moderate range, and earnings will be the most important factor determining performance for 1997.

The convertible market is reasonably valued, and we continue to find attractive issues of medium sized growth companies that fit our investment philosophy. As the Fund's investment manager, we will continue to use the same approach that has served our shareholders well in the past. We balance sound convertible security analysis with our underlying equity philosophy focusing on companies undergoing positive fundamental change. This consistent philosophy should help the Lincoln National Convertible Securities Fund continue to perform well through changing market and economic cycles.


Sincerely,

/s/ H. Thomas McMeekin

H. Thomas McMeekin
President

Portfolio Manager's Discussion

What is an appropriate benchmark to compare the performance of the Fund with the convertible securities market?

There are many comparisons that an investor can make to examine the performance of a convertible fund. The first comparison should be with a convertible securities index. Many major wall street brokerages publish convertible indices. Two popular indices are from First Boston and Merrill Lynch. There are also averages of open and closed-end funds published by both Lipper and Morningstar. These averages show how different funds compare to each other over different periods. Knowledge of a fund's strategy can also help an investor compare a fund to an appropriate benchmark. For example, a typical convertible fund's performance should fall between bonds and stocks due to the hybrid nature of convertibles. Additionally, as the convertible market, as a whole, consists primarily of mid-size companies, convertible market performance can often be explained by examining a combination of a bond index and an index of mid-sized companies An example of a bond index is the Lehman Government/Corporate index. Examples of smaller company indices would be the Russell 2000 or the S&P Mid-Cap 400. Finally, the Lincoln National Convertible Securities Fund follows an equity oriented strategy, so our performance may have a slightly higher correlation to the equity indices than a fixed income-oriented convertible manager.

How well did the convertible securities market perform in 1996?

The major convertible indices had annualized returns ranging from
13.8 percent for the First Boston Convertible Securities index to
15.9 percent for the Merrill Lynch Convertible Securities index. This is slightly above their respective five year returns of 13.3 and 14.1. The Fund's return of 20.4 percent, after expenses, is also slightly above its 15 percent annualized five year return.

On a relative basis, the convertible indices were slightly below that of the Russell 2000 index of smaller stocks, and lagged indices of larger capitalization companies by a greater margin. However, convertibles achieved 92 percent of the return of their underlying equities (using the First Boston Convertible Securities Index), which is a high participation rate. Compared with non-convertible bonds, the performance was very positive. The Lehman Government/Corporate Index returned only 2.9 percent for 1996. One factor that helped the convertible market in 1996 included a balanced supply and demand environment. Twenty-five percent of the market was redeemed during the year, creating cash that needed to be reinvested in other issues.

Has the convertible market changed much in the past five years?

Many changes have occurred in the convertible marketplace over the past five years.

The type of issuer:
     In the three years ending 1992, there were a large number of issues from large capitalization domestic companies. Many of these issuers were companies that were trying to improve their balance sheets, such as banks, auto, manufactures, and airlines. In the past three years the typical issuer has changed back to the traditional convertible issuer, small and medium sized growth companies that need financing to expand their companies.

The type of convertible securities issued:
     Lyons, or zero coupon convertibles, were popular in the early 1990's. This year, however, Lyons only accounted for 2 percent of all new issues. Mandatory convertible securities, initially issued in 1991, now make up more than 15 percent of the market. Mandatory convertibles are more similar to common stocks than they are to traditional convertible bonds.

Portfolio Manager's Discussion

The prevalence of 144A securities and trust securities:
     More than 50 percent of the new issues during 1996 were 144A securities. Trading of these securities is restricted to institutional trading when first issued, and makes it difficult for the individual investor to invest in convertibles on their own. This past year was also a big year for trust securities. Trust issues look like convertible preferreds to the buyer, but are treated as bonds by the issuer. Because of the positive tax treatment received by the issuer of these securities, the use of these securities should continue to grow.

Many investors are nervous about the level of the equity markets.
How do convertible securities, and this fund in particular, reduce the risk of investing in the equity market?

Two aspects of convertible securities reduce the risk compared to investing in the common stocks. The first is a much higher yield than the underlying equity. Many types of mid-size growth companies the fund invests in have little or no dividend yield. However, the typical convertible bond issued by these companies has a 6 percent or greater yield. Convertible bonds and some convertible preferreds also have stated maturity dates and values. The combination of a fixed maturity and a much higher yield provides considerable downside protection to the fund's holdings. We also continuously monitor the fund's positions to control risk. As convertibles increase in price and the convertible price moves farther away from its straight bond floor and has less downside protection, we typically swap part or all of the position into a more defensive security. We also favor bonds with fixed maturities over less defensive securities. Today, 65 percent of our holdings are in traditional convertible bonds. The overall portfolio yield and premium are also monitored to control risk, while maximizing the fund's overall return potential. We also monitor the underlying equities to insure that the equity valuation is warranted by each company's prospects. We sell a security when the underlying equity valuation is not justified.


Can you explain your investment philosophy and give an example of a current holding?

Our investment philosophy begins with our underlying equity approach. We look for companies that are undergoing significant positive fundamental change that can lead to dramatically higher earnings. We realize however, that fast growing and dynamic companies may encounter disappointments. To minimize any negative surprises we combine our equity analysis with convertible analysis. The yield and maturity values of the convertibles will reduce the risk of our investment, while allowing for substantial upside. An example is the Applied Magnetics 7 percent convertible debenture. This security was issued in March 1996 with a 7 percent yield and a 20 percent conversion premium. Applied is a manufacturer of components used in disk drives for computers. Before 1995, the company had been un-focused and had not performed well. New management focused the company on its core technologies and the company earned a clear technological lead over its primary competitors. New design wins with major customers validated the company's products and the company needed financing to ramp up its production. This was an example of significant positive change. The defensive 7 percent yield compensated us for the risk of a delay in production that would slow the earnings turn around. But the moderate conversion premium allowed for us to share in the upside if the earnings growth unfolded as we forecast. From our purchase in March through the end of 1996, our convertible holding doubled in price, and achieved 88 percent of the total return of the underlying stock.

Portfolio Manager's Discussion

The Fund continues to have consistent performance, typically in the top of its peer group. How have you achieved this performance?

Lynch & Mayer, the Fund's subadvisors, approach convertibles from an equity viewpoint that differs from many other convertible managers. Our basic equity philosophy (investing in companies undergoing positive fundamental change) has worked in different economic and market cycles. This equity philosophy, focusing on the upside potential of an equity, is complemented by our convertible selection process. The convertible protects us from the inherent risk of the dynamic companies in which we are investing.

What is your outlook for the performance of the Fund in 1997?

We are optimistic about 1997. The first factor we look at is our outlook for small and medium size stocks. Convertible issuers are predominantly from mid-sized growth companies. An analysis of valuation levels of these companies versus larger companies is quite favorable. The expected growth rate of these companies is also much higher than the larger capitalization companies. The next most important factor is interest rates. We expect that inflation will stay under control in 1997. There may be short term changes in economic growth but the economy should continue its moderate growth. We also expect that demand of convertibles should continue to grow. New investors have increasingly embrace convertibles every year for the past five years. Redemptions are expected to continue at high levels, which should keep demand high. Our equity-oriented approach should also help in 1997. Regardless of what happens to interest rates, if we find attractive convertibles with superior underlying equity fundamentals, then our strategy should provide positive returns for our shareholders.


Portfolio Performance
As of December 31, 1996

The following graph presents the cumulative net asset value total return for the Fund compared to the First Boston Convertible
Securities Index.

The graph below shows the results for each category of what $ 1,000 invested in 1986 would have grown to by the end of 1996 assuming reinvestment of dividends.

[MOUNTAIN GRAPH]
     Data Points                    1986     1989     1992      1994      1996
     Convertible Securities         $1,000   $1,419   $2,138    $2,686    $3,869
               First Boston         $1,000   $1,301   $1,840    $2,079    $2,927

Annual Performance of Lincoln National Convertible Securities
   Fund, Inc. vs. Indices

                                                                    Cumulative 5 Yr.
                                    1992     1993     1994      1995      1996   Return Annualized
LN Convertible Securities Fund       11.27%   28.05%   -1.96%    19.59%    20.42%         15.00%
1st Boston Convertible Sec. Index    17.60%   18.57%   -4.70%    23.70%    13.80%         13.34%
Merrill Lynch Convertible Index      20.92%   18.88%   -7.07%    24.69%    15.90%         14.06%
Lipper Convertible Mutual Fund Ind   18.14%   18.39%   -3.76%    20.81%    14.80%         13.30%
Standard & Poor's 500*                7.61%   10.06%    1.31%    37.53%    22.94%         15.20%
Russell 2000                         18.42%   18.89%   -1.82%    28.33%    16.50%         15.62%
Lehman Gov't/Corporate Bond Index     7.58%   11.06%   -3.50%    19.24%     2.90%          7.18%

  * Dividends Reinvested

Total Fund Investments
At Market or Fair Values As of December 31

                                         1996                        1995
                                    (000)  % of Total          (000)   % of Total
Convertible & Public Debt Securiti $89,494       74%           $85,808        72%
Direct Placement Securities          3,349        3%             2,832         2%
Convertible Preferred Stocks        35,878       30%            29,671        25%
Common Stocks                        7,519        6%             2,513         2%
Short-Term Investments               --       --                 2,196         2%
Other Assets Over Liabilities      (15,809)     -13%            (3,933)       -3%

               Total Net Assets   $120,431      100%          $119,087       100%

Common Stock Market Prices and Net Asset Value History
(Unaudited)

1996
                         Market Prices and Volumes                      Net Asset Value
                     High      Low     Close    Volume                 High         Low     Close
1st Quarter        $17.875  $16.125  $17.125   412,400                   $20.42   $18.48   $20.42
2nd Quarter         19.000   16.750   18.250   601,200                    22.07    20.24    21.34
3rd Quarter         19.125   16.625   18.750   404,000                    21.42    19.60    21.42
4th Quarter         20.375   17.375   17.500   416,300                    22.09    18.92    18.92

1995

                         Market Prices and Volumes                      Net Asset Value
                     High      Low     Close    Volume                 High         Low     Close
1st Quarter        $17.000  $15.000  $16.000   330,000                   $17.98   $17.06   $17.98
2nd Quarter         17.625   15.875   16.625   303,900                    18.92    18.03    18.72
3rd Quarter         18.250   16.500   18.000   385,400                    19.90    18.72    19.75
4th Quarter         18.375   16.750   16.750   304,300                    19.75    18.68    18.71

1994

                         Market Prices and Volumes                      Net Asset Value
                     High      Low     Close    Volume                 High         Low     Close
1st Quarter        $20.750  $17.750  $17.875   502,200                   $19.70   $18.27   $18.27
2nd Quarter         18.500   16.500   16.875   309,300                    18.45    17.15    17.15
3rd Quarter         18.000   16.000   16.125   277,100                    18.51    17.27    18.46
4th Quarter         17.250   15.125   15.375   406,900                    18.45    17.10    17.10

Shares are listed on the New York Stock Exchange under the trading symbol LNV.



Dividend History

The table below shows the 10 year common dividend per share history.

          Annual                      Annual
Year     Dividend            Year    Dividend
1987    $1.13              1992     $2.14
1988     0.95              1993      2.92
1989     1.57              1994      1.08
1990     1.02              1995      1.64
1991     1.02              1996      3.33

Tax Information

Income dividends received by a shareholder must be reported for federal income tax purposes as ordinary income. The Fund distributed $ 3.33 per share of ordinary income for the tax year
1996. Dividend payments made in April, July, October and mid-January 1997 are taxable in the 1996 tax year.

In accordance with the Tax Reform Act of 1986, regulated investment companies are required to distribute at least 98 percent of their net investment income earned in the calendar year to avoid a 4 percent federal excise tax on undistributed net investment income. Under the act, dividends declared in December, payable to shareholders of record on a date in December and paid before the following February 1, are treated as paid by the Fund and received by the shareholders in December.

The extent to which the following dividend payments qualify (as provided by the Internal Revenue Code and subject to certain limitations set forth therein) for the dividend received deduction for corporations, is shown in the table below:

Corp. Dividend Received Deduction - Percent         7.7753%

Corp. Dividend Received Deduction - $ Per Share     $0.2589

For the year-ended December 31, 1996, the Fund realized long-term capital gains. As set forth in the prospectus of the Fund, it is the intention to retain these gains as a means of increasing the asset base of the Fund. These gains, even though not distributed to the shareholder, are taxable; however, the tax has been paid by the Fund. In February 1997, the Fund will distribute IRS Form 2439 to shareholders of record as of December 31, 1996. IRS Form 2439 indicates each shareholder's pro-rata portion of the undistributed long-term capital gains on Line 1 of the form ($0.58914934 per share). Your long-term capital gains portion must be reported on Schedule D of your income tax return as long-term capital gains. Your share of the tax paid by the Fund is shown on Line 2 ($0.20620227 per share) of IRS Form 2439. Your share of the tax paid by the Fund should be reflected on your tax return as a tax credit (which will reduce your Federal income tax liability and may result in a tax refund).

Organizations exempt from tax under section 501(a) (and to which section 511 does not apply) and trustees for Individual Retirement Accounts described in section 408 (including a custodian described in section 408(h)) can claim a refund by filing Form 990-T Exempt Organization Business Income Tax Return, as follows: (1) complete the heading and signature area, (2) enter the refund or credit on the appropriate lines, and (3) indicate at the top of the return "Claim for Refund Shown on Form 2439."

In addition, shareholders of record as of December 31, 1996, are entitled to increase for federal income tax purposes, the basis of their shares by the excess of Line 1 over Line 2. This amounts to $0.38294707 per share.

SHAREHOLDER MEETING RESULTS

The Fund had their annual Shareholder meeting on April 19, 1996. Two proposals were presented to shareholders for vote. Proposal I "Election of Directors" and Proposal II "Ratification of the Selection of Auditor". A total of 5,228,274 of Common Stock shares (82.16% of the total outstanding shares) were voted. The following table highlights the results of the vote.

                               Number of    Number of    Number of
                              Shares Vote  Shares Vote    Shares
                                  FOR        AGAINST     ABSTAINED
Proposal I
Election of Directors
                R. Burridge    5,162,231     66,043       ----
                A. Cepeda      5,155,590     72,684       ----
                R. Deshaies    5,164,390     63,884       ----
                C. Freund      5,152,857     75,417       ----
                T. Mathers     5,153,289     74,985       ----
                T. McMeekin    5,152,207     76,067       ----
                D. Toll        5,160,801     67,473       ----
                A. Warner      5,153,046     75,228       ----
                F. Young       5,155,908     72,366       ----

Proposal II
Ratification of the Selection of
 Auditor (Coopers & Lybrand LL 5,154,798     22,560     50,916

FINANCIAL HIGHLIGHTS
Years Ended December 31

(Selected data for each share of common stock outstanding throughout the year)

                                        1996     1995     1994      1993      1992
Net Asset Value, Beginning of Period    $18.71   $17.10   $18.84   $17.62   $18.04
Net Investment Income                     0.92     0.91     0.94     0.90     1.01
Net Realized & Unrealized Gain\(Loss)     2.62     2.34    (1.60)    3.24     0.71

 Total From Investment Operations         3.54     3.25    (0.66)    4.14     1.72

Less Distributions:
Dividends from Net Investment Income:    (0.98)   (0.96)   (0.95)   (1.05)   (0.97)
Dividends from Net Realized Gains:       (2.35)   (0.68)   (0.13)   (1.87)   (1.17)
              Total Distributions        (3.33)   (1.64)   (1.08)   (2.92)   (2.14)

Net Asset Value, End of Period          $18.92   $18.71   $17.10   $18.84   $17.62
Per Share Market Value, End of Period   $17.50   $16.75   $15.38   $19.25   $16.50
Total Investment Return (based on
  Market Value)                          24.36%   19.57% (14.49%)   34.36%   20.26%

Ratios/Supplemental Data
Net Assets, End of Period (000)       $120,431   $119,087 $108,810 $118,575 $110,743
Ratio - Expenses to Average Net Asset     1.05%    1.09%    1.09%    1.02%    0.83%
Ratio - Net Income to Average Net Assets  4.50%    4.91%    5.18%    4.58%    5.49%
Portfolio Turnover Rate                 134.85%  127.24%  127.32%  222.00%  166.26%
Average Commission Rate Paid Per Shar  $0.0602  $0.0579

 (  )  Denotes deduction





The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
Years Ended December 31

(Selected data for each share of common stock outstanding throughout the year)

                                        1991     1990     1989     1988     1987
Net Asset Value, Beginning of Period    $13.59   $15.21   $13.41   $12.62   $14.38
Net Investment Income                     0.97     1.03     1.53     0.95     0.92
Net Realized & Unrealized Gain\(Loss)     4.50    (1.63)    1.84     0.79    (1.55)
 Total From Investment Operations         5.47    (0.60)    3.37     1.74    (0.63)

Less Distributions:
Dividends from Net Investment Income:    (1.02)   (1.02)   (1.07)   (0.95)   (1.13)
Dividends from Net Realized Gains:        ----     ----    (0.50)    ----     ----
              Total Distributions        (1.02)   (1.02)   (1.57)   (0.95)   (1.13)

Net Asset Value, End of Period          $18.04   $13.59   $15.21   $13.41   $12.62
Per Share Market Value, End of Period   $15.50   $11.50   $13.38   $11.75   $11.75
Total Investment Return (based on
  Market Value)                          43.65%  (6.43%)   27.23%    8.09% (18.22%)

Ratios/Supplemental Data
Net Assets, End of Period (000)        $113,398 $85,434  $95,655  $91,607  $87,304
Ratio - Expenses to Average Net Asset     0.89%    0.97%    0.94%    0.96%    0.88%
Ratio - Net Income to Average Net Ass     5.96%    7.21%    6.64%    6.90%    6.43%
Portfolio Turnover Rate                 132.99%  134.64%  147.31%  110.70%   73.41%
Average Commission Rate Paid Per Shar

 (  )  Denotes deduction


The accompanying notes are an integral part of the financial statements.

Statement of Net Assets
As of December 31, 1996

Investments - Notes A & B                                   Par                   Market or
                                                           Amount       Cost      Fair Value
Convertible & Public Debt Securities (74.3%)

Advance Agro Public Company
    Convertible Preferred Stock~
 3.50% Convertible Unsubordinated Debenture, 6/17/01     $2,050,000  $2,050,000   $2,101,250
   (convertible into 713,281 common shares)
American Medical Response Inc.
 5.25% Convertible Subordinated Note, 2/01/01            2,425,000    2,460,706    2,606,875
   (convertible into 64,238 common shares)
Applied Magnetics Corporation
 7.00% Convertible Subordinated Debenture, 3/15/06       2,255,000    2,256,688    3,991,350
   (convertible into 121,236 common shares)
Argosy Gaming Company
 12.00% Convertible Subordinated Note, 6/01/01           1,500,000    1,457,500    1,220,625
   (convertible into 84,746 common shares)
ARV Assisted Living Inc.
 6.75% Convertible Subordinated Note, 4/01/01            1,225,000    1,225,000    1,029,000
   (convertible into 65,966 common shares)
BEC Group Inc.
 8.00% Convertible Subordinated Note, 5/03/02              936,000    1,032,000      917,280
   (convertible into 51,678 common shares)
Central Garden and Pet Company
 6.00% Convertible Subordinated Note, 11/15/03             850,000      850,000      842,563
   (convertible into 30,357 common shares)
Cityscape Financial Corporation
 6.00% Convertible Subordinated Debenture, 5/01/06       1,810,000    1,846,975    1,882,400
   (convertible into 68,952 common shares)
Comverse Technology Inc.
 5.75% Convertible Subordinated Debenture, 10/01/06      2,505,000    2,530,088    2,567,625
   (convertible into 54,754 common shares)
Continental Homes Holding Corp.
 6.875% Convertible Subordinated Note, 11/01/02            465,000      465,000      489,994
   (convertible into 19,579 common shares)
Cross Timbers Oil Company
 5.25% Convertible Subordinated Note, 11/01/03             625,000      584,375      692,967
   (convertible into 27,027 common shares)
DIIG Group (formally Dovatron International)
 6.00% Convertible Subordinated Note, 10/15/02           3,049,000    2,968,558    2,850,815
   (convertible into 81,307 common shares)
FPA Medical Management Inc.
 6.50% Convertible Subordinated Debenture, 12/15/01      2,400,000    2,400,000    2,382,000
   (convertible into 92,486 common shares)
Healthsouth Rehabilitation Corporation
 5.00% Convertible Subordinated Debenture, 4/01/01         935,000      993,438    1,874,675
   (convertible into 49,701 common shares)
Hometown Buffet Inc.
 7.00% Convertible Subordinated Note, 12/01/02           2,040,000    2,066,000    2,096,100
   (convertible into 174,957 common shares)
IMAX Corporation
 5.75% Convertible Debenture, 4/01/03                    2,030,000    1,882,500    1,844,763
   (convertible into 47,417 common shares)
Integrated Health Services
 5.75% Convertible Sr.Subordinated Debenture, 1/01/01    2,150,000    2,181,625    2,064,000
   (convertible into 65,951 common shares)
Key Energy Group Inc.
 7.00% Convertible Debenture, 7/01/03                    1,350,000    1,350,000    1,687,500
   (convertible into 138,462 common shares)
Lernout and Hauspie Speech
 8.00% Convertible Subordinated Note, 11/15/01           1,275,000    1,275,000    1,275,000
   (convertible into 62,187 common shares)
Lomak Petroleum Inc.
 6.00% Convertible Subordinated Debenture, 2/01/07       1,410,000    1,410,000    1,508,700
   (convertible into 73,247 common shares)
Midcom Communications Inc.
 8.25% Convertible Subordinated Debenture, 8/15/03         525,000      525,000      420,000
   (convertible into 37,267 common shares)
NABI Inc.
 6.50% Convertible Subordinated Note, 2/01/03            1,900,000    1,846,100    1,771,750
   (convertible into 135,714 common shares)
Nine West Group Inc.
 5.50% Convertible Subordinated Note, 7/15/03            3,000,000    2,985,750    2,977,500
   (convertible into 49,375 common shares)
North American Vaccine Inc.
 6.50% Convertible Subordinated Note, 5/01/03            2,460,000    2,433,235    2,539,950
   (convertible into 98,964 common shares)
Occusystems Inc.
 6.00% Convertible Subordinated Note, 12/15/01           2,125,000    2,125,000    2,316,250
   (convertible into 71,549 common shares)

The accompanying notes are an integral part of the financial statements.


                                                           Par                   Market or
                                                          Amount       Cost      Fair Value
Convertible & Public Debt Securities (continued)

Offshore Logistics Inc.
 6.00% Convertible Subordinated Note, 12/15/03           1,695,000    1,695,000    1,773,394
   (convertible into 74,139 common shares)
Penn Treaty American Corporation
 6.25% Convertible Subordinated Note, 12/01/03             850,000      850,000      702,168
   (convertible into 29,887 common shares)
PHP Healthcare Inc.
 6.50% Convertible Subordinated Debenture, 12/13/02        490,000      490,000      536,550
   (convertible into 17,982 common shares)
Phymatrix Corporation
 6.75% Convertible Subordinated Debenture, 6/15/03       2,050,000    2,050,000    1,691,250
   (convertible into 72,695 common shares)
Pier 1 Imports Inc.
 5.75% Convertible Subordinated Note, 10/01/03             550,000      550,000      627,000
   (convertible into 29,730 common shares)
Plasma and Materials Technology Inc.
 7.125% Convertible Subordinated Note, 10/15/01          2,245,000    2,256,237    2,200,100
   (convertible into 143,588 common shares)
Platinum Technology Inc.
 6.75% Convertible Subordinated Note, 11/15/01           1,200,000    1,200,000    1,462,500
   (convertible into 86,021 common shares)
Prime Hospitality Corp.
 7.00% Convertible Subordinated Note, 4/15/02            1,890,000    1,991,504    2,721,600
   (convertible into 157,500 common shares)
Quantum Corporation
 5.00% Convertible Subordinated Note, 3/01/03            1,100,000    1,211,250    1,537,250
   (convertible into 49,283 common shares)
RAC Financial Group Inc.
 7.25% Convertible Subordinated Note, 8/15/03            2,035,000    2,035,000    2,718,760
   (convertible into 124,847 common shares)
Reno Air Inc.
 9.00% Senior Note, 9/30/02                              1,700,000    1,706,750    1,778,353
   (convertible into 170,000 common shares)
Richey Electronics Inc.
 7.00% Convertible Subordinated Note, 3/01/06            1,235,000    1,235,000    1,230,369
   (convertible into 87,434 common shares)
Rotech Medical Corporation
 5.25% Convertible Subordinated Debenture, 6/01/03       2,520,000    2,478,075    2,545,200
   (convertible into 95,999 common shares)
Seacor Holdings Inc.
 5.375% Convertible Subordinated Note, 11/15/06          1,005,000    1,005,000    1,160,775
   (convertible into 15,227 common shares)
Sholodge Inc.
 7.50% Convertible Subordinated Debenture, 5/01/04       2,400,000    2,406,000    2,136,000
   (convertible into 102,960 common shares)
Southern Pacific Funding Corporation
 6.75% Convertible Subordinated Note, 10/15/06           1,020,000    1,020,000    1,085,025
   (convertible into 28,571 common shares)
Stillwater Mining Company
 7.00% Convertible Subordinated Note, 5/01/03            2,125,000    2,113,750    2,061,250
   (convertible into 79,291 common shares)
Sun Healthcare Group Inc.
 6.00% Convertible Subordinated Debenture, 3/01/04       1,000,000      850,000      855,000
   (convertible into 45,788 common shares)
Tele-Communications International Inc.
 4.50% Convertible Subordinated Debenture, 2/15/06       2,075,000    1,981,437    1,558,844
   (convertible into 76,007 common shares)
Thermo Electron Corporation
 4.25% Convertible Subordinated Debenture, 1/01/03         700,000      795,375      859,250
   (convertible into 18,519 common shares)
 4.25% Convertible Eurobond, 1/01/03                     1,020,000    1,173,000    1,252,050
   (convertible into 26,984 common shares)
Titan Wheel International Inc.
 4.75% Convertible Subordinated Debenture, 12/01/00      1,150,000    1,421,000    1,181,199
   (convertible into 92,000 common shares)
Uromed Corporation
 6.00% Convertible Subordinated Note, 10/15/03           1,380,000    1,390,762    1,292,025
   (convertible into 103,906 common shares)
US Diagnostic Labs Inc.
 9.00% Convertible Sr. Subordinated Debenture, 3/31/03   1,730,000    1,906,862    2,127,900
   (convertible into 192,222 common shares)
United States Filter Corporation
 6.00% Convertible Subordinated Note, 9/15/05              785,000      785,000    1,397,300
   (convertible into 42,597 common shares)
 4.50% Convertible Subordinated Note, 12/15/01           1,210,000    1,210,000    1,225,125
   (convertible into 30,633 common shares)

The accompanying notes are an integral part of the financial statements.


                                                           Par                   Market or
                                                          Amount       Cost      Fair Value
Convertible & Public Debt Securities (continued)
U.S. Office Products Company
 5.50% Convertible Subordinated Note, 2/01/01            1,950,000    2,321,120    2,505,750
   (convertible into 68,421 common shares)
 5.50% Convertible Subordinated Note, 5/15/03            1,435,000    1,441,163    1,321,994
   (convertible into 30,274 common shares)

Total Convertible and Public Debt Securities                         84,769,823   89,494,913

                                                Date of
                                                Initial
                                                Purchase

Direct Placement Securities (2.8%) - Note A & B

Desert Eagle Distributing of El Paso, Inc.   *
 13.00% Senior Subordinated Note, 11/01/99      5/7/92    1,750,000   1,529,500    1,750,000

Desert Eagle Distributing of El Paso, Inc.   *
 Equity Appreciation Rights Certificate         5/7/92            3     219,426    1,598,647
   (entitled to receive the equivalent of the
    purchase price of 87,895 shares of common stock
    on or after 5/1/97)

Desert Eagle Distributing of New Mexico, Inc.   *
 Equity Appreciation Rights Certificate         5/7/92            1       1,074           1
   (entitled to receive the equivalent of the
    purchase price of 430 shares of common stock
    on or after 5/1/97)

           Total Direct Placement Securities                          1,750,000    3,348,648

                                                         Number of
                                                           Shares
Common Stocks (6.2%)

BEC Group Inc.   *                                          31,645      182,285      166,136
Comverse Technology    *                                    29,935      439,722      840,590
Cross Timbers Oil Company                                   27,027      590,374      679,053
ICG Communications Inc.    *                                89,166    1,414,145    1,571,551
Liposome Company Inc.    *                                  17,888      276,021      342,108
MFS Communications Company Inc.    *                           915       29,334       49,868
Spectrum Holybyte Inc.    *                                244,500    1,344,750    1,833,750
Worldcom Inc.    *                                          78,106    1,197,519    2,035,599

                         Total Common Stocks                          5,474,150    7,518,655      6.2%


Convertible Preferred Stocks (29.8%)

Allstate Corporation
 Convertible Preferred Stock                                49,150    1,758,050    2,322,337
   (convertible into PMI Group 40,269 common shares)
AMC Entertainment Inc.
 Convertible Preferred Stock                                77,500    2,001,575    2,092,500
   (convertible into 133,610 common shares)
Amway Japan LTD $1.44
 Premium Exchangeable Participating Shares                 108,800    2,112,558    1,781,600
   (convertible into 92,208 common shares)
Designer Finance Trust
 Convertible Preferred Stock                                32,855    1,646,795    1,519,544
   (convertible into 69,846 common shares)
Enron Corporation    *
 Convertible Preferred Stock                                28,320      735,598      679,680
   (convertible into Enron Oil & Gas 23,404 common shares)
Freeport-McMoran Copper & Gold, Inc., $1.25
 Depository Shares, Representing 1/20 of a share
 of Cumulative Preferred Stock                              91,750    2,220,245    2,546,063
   (convertible into 76,611 common shares)
Globalstar Telecomm     *
 Convertible Preferred Stock                                 7,065      392,108      390,341
   (convertible into 5,434 common shares)
Insignia Financial    *
 Convertible Preferred Stock                                43,050    2,152,500    2,249,363
   (convertible into 81,227 common shares)
Kmart Financing I
 Convertible Trust Preferred Securities                      9,715      485,750      473,606
   (convertible into 32,383 common shares)

The accompanying notes are an integral part of the financial statments.


                                                           Par                   Market or
                                                          Amount       Cost      Fair Value
Convertible Preferred Stocks (continued)

Loral Space and Communications    *
 Convertible Preferred Stock                                28,500    1,425,000    1,596,000
   (convertible into 71,250 common shares)
Nortel Inversora SA CV   *
 Mandatory Exchangeable Debt Securities                      9,950      417,900      407,950
   (convertible into Telecom Argentina 8,653 common shares)
Occidental Petroleum Corporation, $3.00
 Convertible Preferred Stock                                42,830   $2,033,510   $2,526,970
   (convertible into 151,276 Canadian Occidental
    common shares)
Parker & Parsley Petroleum Company
 Monthly Income Preferred Securities                        26,250    1,360,161    1,778,437
   (convertible into 46,667 common shares)
Penncorp Financial Group Inc.
 Convertible Preferred Stock                                20,020    1,001,000    1,161,160
   (convertible into 28,681 common shares)
Salomon Inc.
 Debt Exchangeable for Common Stock                         43,745    1,164,711    1,339,691
   (convertible into 35,871 of FSA Holdings
    common shares)
 Debt Exchangeable for Common Stock    *                    21,205    1,182,179    1,277,601
   (convertible into 17,670 of Cincinnati Bell
    common shares)
SFX Broadcasting Inc.    *
 Convertible Preferred Stock                                22,160    1,169,170      966,730
   (convertible into 24,347 common shares)
Timet Capital Trust    *
 Convertible Preferred Stock                                42,490    2,124,500    2,326,327
   (convertible into 56,894 common shares)
Trans World Air Inc.
 Convertible Preferred Stock                                41,800    2,132,000    1,003,200
   (convertible into 103,112 common shares)
 Convertible Preferred Stock   *                            20,000      662,500      480,000
   (convertible into 49,336 common shares)
Tyco Toys Inc.
 Depository Shares, Representing 1/20 Share
 Preferred Stock                                            64,400      322,000      652,050
   (convertible into 52,789 common shares)
USX Corporation   *
 Debt Exchangeable for Common Stock                         95,760    2,046,870    2,405,970
   (convertible into 81,128 of RMI Titanium
    common shares)
Vanstar Financing Trust    *
 Convertible Preferred Stock                                29,935    1,496,750    1,534,169
   (convertible into 52,060 common shares)
Wang Laboratories Inc.
 Depository Shares, Representing 1/20 Convertible
 Preferred B Shares                                         48,305    2,495,818    2,366,945
   (convertible into 90,929 common shares)

           Total Convertible Preferred Stock                         34,539,248   35,878,234

                  Total Investments (113.1%)                        126,533,221  136,240,450

Excess of Liabilities Over Other Assets (13.1%) - Note D                         (15,809,029)

Net Assets (100%) - Note E                                                       $120,431,421

(Equivalent to $18.92 Per Share Based on 6,363,695
 Shares Outstanding)



 * Non-Income Producing
The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS

                                         Year Ended           Year Ended
                                      December 31,1996     December 31,1995
Investment Income:

Income:
 Interest                                  $5,480,127           $4,949,990
 Dividends                                  1,770,362            2,133,269
                     Total Income           7,250,489            7,083,259

Expenses:
 Management Fees - Note C                   1,144,848            1,048,548
 Director Fees                                 66,000               69,000
 Professional fees                             35,627               27,631
 Printing, stationery, and supplies            23,674               45,564
 Stock Transfer & dividend disbursing          16,238               25,402
 Postage and mailing fees                      36,663               26,304
 New York Stock Exchange fee                   16,170               16,170
 Custodian and registrar fees                   7,509               13,133
 Other                                         21,452               13,428
         Total Operating Expenses           1,368,181            1,285,180

             Net Investment Income          5,882,308            5,798,079


Net realized and unrealized gain(loss)
  on investments:

 Net realized gain on investments          18,918,136            5,579,661
 Increase(decrease) in net unrealized
  appreciation of investments                (953,098)           9,702,780
Income Taxes - Note F                      (1,312,209)            (366,192)

    Net Realized & Unrealized Gain
                    on Investments         16,652,829           14,916,249

Net Increase in Net Assets Resulting
                  from Operations         $22,535,137          $20,714,328

The accompanying notes are an integral part of the financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                      Year Ended            Year Ended
                                                   December 31,1996      December 31,1995
Changes from operations:
 Net Investment Income                                   $5,882,308            $5,798,079
 Net realized gain on investments
 (net of taxes: 1996 - $1,312,208; 1995 - $366,192)      17,605,927             5,213,469
 Increase(Decrease) in Net Unrealized
  appreciation of investments                              (953,098)            9,702,780
Net Increase in Net Assets Resulting from Operation      22,535,137            20,714,328

Distributions to shareholders from net investment i      (6,236,421)           (6,123,660)

Distributions to shareholders from net realized gain on
   investments:                                         (14,954,683)           (4,312,799)

Total Increase in Net Assets                              1,344,033            10,277,869

Net assets at beginning of period                       119,087,388           108,809,519
                   Net Assets at End of Period  *      $120,431,421          $119,087,388

* Includes distributions in excess of net investment income as of:
   1996 - $ (37,302); 1995 - $(81,828).

The accompanying notes are an integral part of the financial statements

PORTFOLIO of INVESTMENTS BY INDUSTRY CLASSIFICATION
As of December 31, 1996
(Unaudited)

                                       Market or      Percent of
                                       Fair Value     Net Assets
Airline
Reno Air Inc.                          $1,778,353
Trans World Air Inc.                    1,483,200
                                        3,261,553           2.7%
Broadcasting
SFX Broadcasting                          966,730           0.8%

Building Construction
Continental Homes Holding Corp.           489,994           0.4%

Communication Equipment
Comverse Technology Inc.                3,408,215           2.8%

Computer Software/Systems
Platinum Technology Inc.                1,462,500
Spectrum Holybyte Inc.                  1,833,750
Wang Laboratories Inc.                  2,366,945
Vanstar Financing Trust                 1,534,169
                                        7,197,364           6.0%
Consumer Goods/Services
Amway Japan LTD                         1,781,600
BEC Group Inc.                          1,083,416
Designer Finance Trust                  1,519,544
Tyco Toys Inc.                            652,050
                                        5,036,610           4.2%
Electronics
DIIG Group                              2,850,815
Richey Electronics Inc                  1,230,369
                                        4,081,184           3.4%
Energy
Cross Timbers Oil Company               1,372,020
Enron Corporation                         679,680
Key Energy Group Inc.                   1,687,500
Lomak Petroleum Inc.                    1,508,700
Occidental Petroleum Corporation        2,526,970
                                        7,774,870           6.5%
Entertainment
AMC Entertainment Inc.                  2,092,500
Argosy Gaming Company                   1,220,625
IMAX Corporation                        1,844,763
                                        5,157,888           4.3%
Finance
Cityscape Financial Corporation         1,882,400
Insignia Financial                      2,249,363
Penncorp Financial Group Inc.           1,161,160
RAC Financial Group                     2,718,760
Southern Pacific Funding                1,085,025
                                        9,096,708           7.6%
Food Products
Desert Eagle Distributing               3,348,648           2.8%

Health Services
American Medical Response Inc.         $2,606,875
ARV Assisted Living                     1,029,000
FPA Medical Management                  2,382,000
Healthsouth Rehabilitation Corp.        1,874,675
Integrated Health Services              2,064,000
NABI Inc.                               1,771,750
North American Vaccine Inc.             2,539,950
Occusystems Inc.                        2,316,250
PHP Healthcare Inc.                       536,550
Phymatrix Corporation                   1,691,250
Plasma and Materials Technology Inc.    2,200,100
Rotech Medical Corporation              2,545,200
Sun Healthcare Group                      855,000
US Diagnostic Labs Inc.                 2,127,900
Uromed Corporation                      1,292,025
                                       27,832,525          23.1%

(Unaudited)

                                       Market or      Percent of
                                       Fair Value     Net Assets

Hotels/Lodging
Prime Hospitality Corp.                 2,721,600
Sholodge Inc.                           2,136,000
                                        4,857,600           4.0%
Insurance
Allstate Corporation (PMI Group)        2,322,337
Penn Treaty American Corporation          702,168
                                        3,024,505           2.5%

Machinery & Equipment
Titan Wheel International Inc.          1,181,199           1.0%

Metals and Minings
Freeport-McMoran Copper & Gold Inc.     2,546,063
Stillwater Mining Company               2,061,250
Timet Capital Trust                     2,326,327
USX Corporation (RMI Titanium)          2,405,970
                                        9,339,610           7.8%

Office and Office Equipment
U.S. Office Products Company            3,827,744           3.2%

Oil Equipment/Services
Parker & Parsley Petroleum Co.          1,778,437
Offshore Logistics Inc.                 1,773,394
Seacor Holdings                         1,160,775
                                        4,712,606           3.9%
Paper and Paper Products
Advance Agro Public Company             2,101,250           1.7%

Pharmaceuticals
The Liposome Company, Inc.                342,108           0.3%

Retail
Central Garden and Pet Company            842,563
Kmart Financing                           473,606
Nine West Group Inc.                    2,977,500
Pier 1 Imports Inc.                       627,000
                                        4,920,669           4.1%
Restaurants
Hometown Buffet Inc.                    2,096,100           1.7%

Technology
Applied Magnetics Corporation          $3,991,350
Salomon Inc. (FSA Holdings)             1,339,691
Lernout and Hauspie Speech              1,275,000
Loral Space and Communications          1,596,000
Thermo Electron Corporation             2,111,300
Quantum Corporation                     1,537,250
                                       11,850,591           9.8%
Telecommunication
Globalstar Telecomm                       390,341
ICG Communications Inc.                 1,571,551
MFS Communications Inc.                    49,868
Midcom Communications Inc.                420,000
Nortel Inversora SA                       407,950
Salomon Inc. (Cincinnati Bell)          1,277,601
Tele-Communications International       1,558,844
Worldcom                                2,035,599
                                        7,711,754           6.4%
Waste Management
United States Filter Corporation        2,622,425           2.2%



              Total Investments       $136,240,450        113.1%

Notes to Financial Statements

Note A - Summary of Accounting Policies

Lincoln National Convertible Securities Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LNV.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investments

Cost represents original cost except in those cases where there is "original-issue discount" as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. "Original-issue discount" is being amortized over the period to the next expected call date.

Investments in equity securities traded on a national exchange are valued at their last reported sale price on the date of valuation; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. Securities which are restricted in reliance with SEC Rule 144A, are valued at a composite price as determined by a pricing source. If a composite price from a pricing source is not available, values are based on the last reported bid price on the date of valuation from the issuance's underwriter.

Direct placement securities are restricted as to resale. Except for certain direct placement securities traded in a secondary market system for trading restricted securities, direct placement securities have no quoted market values. The amounts shown as fair values for direct placement securities with no available quoted market values represent values approved by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, yields available on comparable securities of other issuers; changes in financial condition of the issuer; price at which the security was initially acquired; extent of a private market for the security; period of time before the security becomes freely marketable or becomes convertible; anticipated expense to the Fund of registration or otherwise qualifying the security for public sale; potential underwriting commissions if an underwriting would be required for sale; size of the issue and the proportion held by the Fund; if a convertible security, whether or not it would trade on the basis of its stock equivalent; and existence of merger proposals or tender offers involving the issuer.

The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Since the fee paid to the Advisor is affected by the valuation placed on securities held in the Fund's portfolio, valuations are approved by a majority of the Directors who are not interested persons. As of December 31, 1996, the value of all direct placement securities, which totaled $3,348,648 and represents 2.8% of total net assets were approved by directors who are not interested persons. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

Income Taxes

It is the intention of the Fund to distribute substantially all net investment income and net short-term realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net short-term realized gains distributed to shareholders.

As set forth in the prospectus, the Fund does not intend to distribute net realized long-term capital gains. The Fund intends to retain and reinvest such gains and accordingly, pay applicable income taxes on the excess of such gains over net realized short-term capital losses, if any.

Other

Security transactions are accounted for on the day after the trade date for equity and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a changein the terms of the loan agreement, which is recorded when received. In addition, inthe preparation of financial statements, management relies on the use of estimates where necessary. Distributions to common shareholders are recorded on the ex-dividend date.

Note B - Investments

Direct placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission (SEC). The terms under which direct placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

The following is a summary of registration rights pertaining to direct placement securities held by the Fund:

1) Common shares issuable upon conversion of convertible securities or exercise of warrants are entitled to at least one free registration and to certain free "piggyback" registration rights.

2)   Warrants owned by the Fund do not carry registration rights.

3) All debt and preferred securities have no registration rights, but can be sold to other institutional investors after a minimum holding period, subject to certain requirements.


The SEC requires that, as of the date a direct placement security is acquired, the market value of an equivalent unrestricted security of the same company be provided. Since there are no comparable publicly traded securities of any of these companies outstanding, no such comparative values have been provided.

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $176,323,648 and $179,020,553, respectively, as of December 31, 1996; and $150,347,139 and $151,424,268, respectively as of December 31, 1995.


Note C - Management Fees and Other Transactions with Affiliates

Under an agreement between the Fund and Lincoln Investment Management, Inc. (Advisor), the Advisor manages the Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Fund. In return for these services, the Advisor receives a management fee of .21875% of net assets of the Fund as of the close of business on the last business day of the quarter (.875% on an annual basis).

Securities regulations of various states in which the Fund has shareholders provide that, if expenses borne by the Fund in any year (including the advisory fee but excluding interest, taxes, brokerage fees and where permitted, extraordinary expenses) exceed certain limitations, the Advisor must reimburse the Fund for any such excess at least annually and prior to the publication of the Fund's annual report. These expense limitations may be raised or lowered from time to time. The Fund believes the most restrictive expense limitation of state securities commissioners is 2.5% of the Fund's average daily net assets up to $30,000,000; 2% of the next $70,000,000 and 1.5% of average daily net assets in excess of $100,000,000 during the applicable year. During any year, the Advisor will be bound by the most stringent applicable requirements of any state in which the Fund has shareholders. No reimbursement was due as December 31, 1996.

Certain officers and directors of the Fund are also officers or directors of the Advisor. The compensation of unaffiliated directors of the Fund is borne by the Fund.

Note D - Excess of Liabilities over Other Assets

The net asset caption "excess of liabilities over other assets" consisted of the following:

   Cash                                               $940,942
   Accrued investment income receivable              1,305,464
   Accrued dividend income receivable                   90,815
   Management fee payable                             (263,398)
   Accrued dividends payable                       (16,609,244)
   Accrued federal income tax payable               (1,312,208)
   Other - net                                          38,600
                                                   ($15,809,029)

Note E - Net Assets

Net assets at December 31, 1996, consisted of the following:

   Common Stock, par value $.001 per share
     (authorized 20,000,000 shares), issued
     and outstanding 6,363,695 shares                    6,364
   Proceeds in excess of par value of shares
     issued                                         89,730,569
   Undistributed realized gain on investments,
     net of taxes paid                              21,024,561
   Distribution in excess net investment income        (37,302)
   Net unrealized appreciation of investments        9,707,229

                                 Total Net Assets $120,431,421

Note F - Income Taxes

The cost of investments for federal income tax purposes is the same as for book purposes. At December 31, 1996, the aggregate gross unrealized appreciation on investments was $14,723,629 and the aggregate gross unrealized depreciation was $5,016,400.

Note G - Unaudited Quarterly Results of Operations

The following is a tabulation of the unaudited quarterly results of operations. Per share data is based on shares outstanding at the end of each quarter:

                                          March 31   June 30   Sept. 30  Dec. 31
1996

Investment Income ($ 000)                   $1,649      $1,760   $1,920   $1,921
Net Investment Income ($ 000)                1,309       1,412    1,579    1,582
Net Realized and Unrealized Gain on
     Investments ($ 000)                     9,572       5,932      476      673

Per Share Amounts:
   Net Investment Income                     $0.21       $0.22    $0.25    $0.25
   Net Realized and Unrealized Gain on
      Investments                            $1.50       $0.93    $0.07    $0.11

   1995

Investment Income ($ 000)                   $1,849      $1,840   $1,600   $1,794
Net Investment Income ($ 000)                1,545       1,487    1,284    1,482
Net Realized and Unrealized Gain(Loss) on
     Investments ($ 000)                     4,057       4,744    6,801     (686)

Per Share Amounts:

   Net Investment Income                     $0.24       $0.23    $0.20    $0.23
   Net Realized and Unrealized Gain(Loss)
      on Investments                         $0.64       $0.75    $1.07   ($0.11)

Report of Independent Accountants

To the shareholders and Board of Directors of Lincoln National
Convertible Securities Fund, Inc.:

We have audited the accompanying statement of net assets of Lincoln National Convertible Securities Fund, Inc., including the portfolio of investments in securities as of December 31, 1996, and the related statements of operations, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Convertible Securities Fund, Inc. as of December 31, 1996, the results of its operations, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.







/s/ Coopers & Lybrand L.L.P.

Fort Wayne, Indiana
January 29, 1997

Directors & Officers of the Fund


    Directors        Descriptions of Occupations and Responsibilities

Richard M. Burridge Chairman, The Burridge Group, Inc.; Director,
                    Cincinnati Financial Corporation, Lincoln National Income Fund Inc. and St. Joseph Light and Power Company; Chairman of the Board Fort Dearborn Income Securities, Inc.

Adela Cepeda        President, A.C. Advisory, Inc.; Commissioner, Chicago
                    Public Building Commission; Director, Lincoln
                    National Income Fund, Inc.; Director and Vice
                    President, Harvard Club of Chicago.

Roger J. Deshaies   Senior Vice President, Finance, Parkview Health
                    System; Director Lincoln National Income Fund, Inc.,
                    Hospital Laundry Services, Inc., and Signature Care,
                    Inc. Director and Treasurer, Pine Valley Country
                    Club; Member, Chamber of Commerce Finance Committee.

Charles G. Freund   Chairman Emeritus of the Board of Directors, Success
                    National Bank at Lincolnshire; Director, Mathers
                    Fund, Inc., Lincoln National Income Fund, Inc.

Thomas N. Mathers   Director, Lincoln National Income Fund, Inc.; Vice
                    President and Director, OFC Meadowood Retirement
                    Community.

H. Thomas McMeekin  Executive Vice President and Chief Investment
                    Officer, Lincoln National Corporation; President and Director, Lincoln Investment Management Inc. and Lincoln National Income Fund, Inc.; Director, The Lincoln National Life Insurance Company, Lincoln National Investment Companies, Inc., Delaware Management Holdings, Inc., Lynch & Mayer, Inc. and Vantage Global Advisors, Inc.

Daniel R. Toll Director, Brown Group, Inc.; A.P. Green Industries,
               Inc., Kemper National Insurance Company, Lincoln
               National Income Fund, Inc., NICOR, Inc., and
               Mallinckrodt Group, Inc.

Ann L. Warner  Senior Vice President and Director Portfolio
               Management, Lincoln Investment Management, Inc;
               Director, Lincoln National Income Fund, Inc.

Fred J. Young  President, United Wealth Watchers of America;
               Director, Lincoln National Income Fund, Inc.


    Officers

H. Thomas McMeekin President
David A. Berry     Vice President
David G. Humes     Vice President, Controller
Harold McElraft    Vice President, Treasurer
Edward J. Petner   Vice President
Bradley A. Roberts Vice President
Robert D. Schwartz Vice President
Ann L. Warner      Vice President
C. Suzanne Womack  Secretary

Corporate Information

Dividend Disbursing Agent, Transfer Agent and Reinvestment Plan Agent

Boston EquiServe L.P.
Investor Relations
P.O. Box 8200
Boston, MA  02266-8200
1-800-730-6001

Investment Advisor

Lincoln Investment Management, Inc.
200 East Berry Street
Fort Wayne, IN  46802
(219) 455-2210

Investment Subadvisor

Lynch & Mayer, Inc.
520 Madison Avenue
New York, NY 10022
(212) 758-1717


Independent Accountants

Coopers & Lybrand L.L.P.
490 Lincoln Tower
Fort Wayne, IN  46802

Stock Exchange
The Fund's stock is traded on the New York Stock Exchange (NYSE) under the symbol of LNV.



Automatic Dividend Reinvestment Plan

Any registered shareholder of Lincoln National Convertible Securities Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the Plan). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desires to participate in the Plan, you must become a registered holder by transferring the shares to your name.

To participate in the Plan, you must complete and forward an authorization card to the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than thirty days prior to the dividend payment date.

Shares will be held by Boston EquiServe, the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.

If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

For additional information on the Plan, please write Boston EquiServe, P.O. Box 8200 Boston, MA 02266-8200 or call 1-800-730-6001.